SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 13, 1998



                            AmeriVest Properties Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                   1-14462                     84-1240264
           --------                   -------                     ----------
(State or other jurisdiction      (Commission File          (IRS Employer
 of incorporation)                 Number)                   Identification No.)



             7100 Grandview Avenue, Suite 1, Arvada, Colorado 80002
             ------------------------------------------------------
              (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code (303) 421-1224

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

     On July 13, 1998, the Registrant completed the acquisition of 11 office buildings (the "Acquired Buildings") in the State of Texas. The Acquired Buildings contain an aggregate of approximately 200,000 square feet. The aggregate purchase price for the Acquired Buildings consisted of approximately $6.1 million in cash, the assumption of $192,000 of debt, and the issuance of 207,200 shares of Registrant's Common Stock. Of the Acquired Buildings, 10 were purchased by the Registrant's AmeriVest Properties Texas Inc. subsidiary and one was purchased by the Registrant's AmeriVest Properties Odessa Inc. subsidiary. The cash portion of the purchase price was financed primarily with a $6,000,000 loan from TransAtlantic Capital Company L.L.C., an affiliate of Deutsche Bank Securities Inc. The loan is secured by the 10 properties purchased by AmeriVest Properties Texas Inc. as well as three other properties owned by AmeriVest Properties Texas Inc.

     The following table summarizes information concerning the seller of each property, the cash consideration paid for each property, the debt assumed with respect to one of the properties, and the number of shares of the Registrant's Common Stock issued in connection with the purchase of each property.


 --------------------------- ------------------------------------- ------------------ ----------------- ---------------
                                                                                                          Registrant's
           Seller                          Property                      Cash           Note Assumed         Shares
 --------------------------- ------------------------------------- ------------------ ----------------- ---------------
 --------------------------- ------------------------------------- ------------------ ----------------- ---------------
 Charles W. Austin           (1)  6060 Interstate West 40          $  1,023,400             N/A               51,200
                                  Amarillo, TX
 --------------------------- ------------------------------------- ------------------ ----------------- ---------------
 --------------------------- ------------------------------------- ------------------ ----------------- ---------------
 Arlington Building          (2)  2561 Matlock Road                $    770,000         $  192,000               -0-
 Partnership                      Arlington, TX
 --------------------------- ------------------------------------- ------------------ ----------------- ---------------
 --------------------------- ------------------------------------- ------------------ ----------------- ---------------
 Wendt Development           (3)  800 Block of E. Wendt St.        $    708,000             N/A                6,300
 Corporation                      Bellville, TX
 --------------------------- ------------------------------------- ------------------ ----------------- ---------------
 --------------------------- ------------------------------------- ------------------ ----------------- ---------------
 TEXBAUER Corporation        (4)  190 San Elizario Road            $    646,500             N/A               32,500
                                  Clint, TX
 --------------------------- ------------------------------------- ------------------ ----------------- ---------------
 --------------------------- ------------------------------------- ------------------ ----------------- ---------------
 WLK Properties, Inc.        (5)  1460 Walnut Street               $    310,300             N/A                3,300
                                  Columbus, TX
 --------------------------- ------------------------------------- ------------------ ----------------- ---------------
 --------------------------- ------------------------------------- ------------------ ----------------- ---------------
 BPP-Lubbock, Inc.           (6)  1739 Highway 159 South           $    198,500             N/A               10,300
                                  Hempstead, TX
 --------------------------- ------------------------------------- ------------------ ----------------- ---------------
 --------------------------- ------------------------------------- ------------------ ----------------- ---------------
 INNSON Corporation          (7)  4105 Victory Drive               $    599,700             N/A                8,100
                                  Marshall, TX
 --------------------------- ------------------------------------- ------------------ ----------------- ---------------
 --------------------------- ------------------------------------- ------------------ ----------------- ---------------
 Charles W. Austin           (8)  102 Bryan                        $    495,600             N/A               24,000
                                  Mission, TX
 --------------------------- ------------------------------------- ------------------ ----------------- ---------------
 --------------------------- ------------------------------------- ------------------ ----------------- ---------------
 Charles W. Austin           (9)  4th & Sherman                    $  1,135,800             N/A               56,800
                                  Paris, TX
 --------------------------- ------------------------------------- ------------------ ----------------- ---------------
 --------------------------- ------------------------------------- ------------------ ----------------- ---------------
 INNSON Corporation          (10) 311 North 5th Street             $    145,000             N/A                7,400
                                  Temple, TX
 --------------------------- ------------------------------------- ------------------ ----------------- ---------------
 --------------------------- ------------------------------------- ------------------ ----------------- ---------------
 Opal Partners               (11) 3603 Andrews Highway             $     80,000             N/A                7,300
                                  Odessa, TX
 --------------------------- ------------------------------------- ------------------ ----------------- ---------------
 --------------------------- ------------------------------------- ------------------ ----------------- ---------------
                             Total Consideration Paid For All      $  6,112,800         $  192,000           207,200
                             Properties
 --------------------------- ------------------------------------- ------------------ ----------------- ---------------

     The respective purchase prices for the Acquired Buildings were determined through negotiations between the Registrant and the respective sellers.

     The properties purchased by Registrant as well as three properties previously purchased by Registrant in the State of Texas are managed by Melsama Corporation. Melsama Corporation is owned by John Dzubinski, who also is the president of Melsama Corporation. Mr. Dzubinski is a minority owner of certain of the sellers of the Acquired Buildings, and, as a result of the purchase of the Acquired Buildings by Registrant, Mr. Dzubinski received an aggregate of approximately $43,000 in cash and 3,827 shares of Registrant's Common Stock.

Item 7.  Financial Statements And Exhibits.
         ----------------------------------

     (a)  Financial Statements Of Business Acquired

     The financial statements required by this section will be filed by amendment.

     (c)  Exhibits.

                                  Exhibit Index
                                  -------------

Exhibit
Number         Description
------         -----------

10.1(a)        Form Of Commercial Contract To Buy And Sell Real Estate
10.1(b)        Schedule Of Material  Terms Of  Commercial  Contracts  To Buy And
               Sell Real Estate

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 28, 1998                       AMERIVEST PROPERTIES INC.
     -----------------


                                            By: /s/  James F. Etter
                                               ---------------------------------
                                               James F. Etter
                                               President